SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to
Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: June 16, 2002

MISSION BANCORP
(Exact Name of Registrant as Specified in its Charter)

California	333-84636	73-1631401

(State or Other Jurisdiction of Incorporation)	Commission File Number	(I.R.S. Employer Identification No.)

1330 TRUXTUN AVENUE, BAKERSFIELD, California	93301

(Address of Principal Executive Offices)	(Zip Code)

(661) 859-2500

(Registrant’s Telephone Number, Including Area Code)

ITEM 5. OTHER EVENTS

(a)	The Registrant issued a press release in connection with the completion of the bank holding reorganization involving Mission Bank, Bakersfield, California on June 14, 2002. The press release is included as Exhibit 99.1 to this filing.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits

Exhibit 99.1.	Press Release announcing the completion of the bank holding company reorganization.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Bank has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

MISSION BANCORP

Date: June 17, 2002	By:	/s/ Richard Fanucchi

Richard Fanucchi President & Chief Executive Officer

EXHIBITS

99.1.	Press Release announcing the completion of the bank holding reorganization.